SCHEDULE OF DEFERRED TAX ASSETS (Details) - USD ($)	Sep. 30, 2021	Jun. 30, 2021	Sep. 30, 2020	Jun. 30, 2020
Income Tax Disclosure [Abstract]
Net-operating loss carryforward	$ 4,269,910	$ 3,923,012	$ 2,961,194	$ 2,811,156
Stock-based compensation	586,042	536,265	394,742	348,013
Total Deferred Tax Assets	4,855,952	4,459,277	3,355,936	3,159,169
Valuation allowance	(4,855,952)	(4,459,277)	(3,355,936)	(3,159,169)
Deferred Tax Asset, Net